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                                                                    EXHIBIT 10.5

                                    GUARANTY

                  This Guaranty is made as of the 18th day of January, 2000, by PRINCESA PARTNERS, a Florida general partnership for the benefit of the National City Bank of Evansville (the "Lender").

                  Bayfront Ventures, a Florida general partnership (the "Borrower"), and the Lender have entered into a Loan Agreement of even date herewith (together with all amendments, modifications and restatements of such Agreement, the "Loan Agreement") setting forth the terms on which the Lender will make certain advances to the Borrower, the proceeds of which will be used by the Borrower for Borrower's general business purposes.

                  As a condition to making their advances under the Loan Agreement, the Lender has required the execution and delivery of this Guaranty.

                  The Guarantor is an affiliate of Borrower. Guarantor is dependant upon Borrower for a significant portion of it's revenue. The line of credit outlined in the Loan Agreement is important and necessary for Borrower's to continue to conduct it's business. Therefore, Guarantor accordingly expects to receive direct economic benefits from the advances under the Loan Agreement.

                  ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

                  1. All terms defined in the Loan Agreement that are not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                  2. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of (i) the Note, including all interest thereon, and any extensions or renewals thereof and substitutions therefor; and (ii) each and every other sum now or hereafter owing to the Lender under the Loan Agreement or any other Loan Documents or under any other promissory notes or agreements hereafter entered into by the Borrower (all of said sums being hereinafter called the "Obligations").

                  3. The Guarantor will pay all reasonable costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect the Obligations and in enforcing this Guaranty.

                  4. No act or thing need occur to establish the liability of the Guarantor hereunder, and with the exception of full payment, no act or thing (including, but not limited to, a discharge in bankruptcy of the Obligations, and/or the running of the statute of limitations) relating to the Obligations which but for this provision could act as a release of the liabilities of the Guarantor hereunder, shall in any way exonerate the Guarantor, or affect, impair, reduce or release this Guaranty and the liability of the Guarantor hereunder; and this shall be a continuing, absolute and unconditional guaranty and shall be in force and be binding upon the Guarantor until the Obligations are fully paid.


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                  5. The liability of the Guarantor hereunder shall not be
affected or impaired in any way by any of the following acts or things (which the Lender is hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations; (ii) any extensions or renewal of any Obligations (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of any Obligations; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of any Notes or any other Obligations; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any other guarantor or other person liable on any Obligations; (v) any release, surrender, cancellation or other discharge of any Obligations or the acceptance of any instrument in renewal or substitution for any instrument evidencing Obligations; (vi) any failure to obtain collateral security (including rights of setoff) for any Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any of the Obligations; (vii) any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security for any of the Obligations; (viii) any assignment, sale, pledge or other transfer of any of the Obligations; or (ix) any manner, order or method of application of any payments or credits on any Obligations. The Guarantor waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor, dependent on its character as such.

                  6. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Borrower in respect of the Obligations, or any setoff available against the Lender to the Borrower, whether or not on account of a related transaction, and the Guarantor expressly agrees that it shall be and remain liable for any deficiency remaining after foreclosure of any security interest securing any Obligations, notwithstanding provisions of law that may prevent the Lender from enforcing such deficiency against the Borrower. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of the Borrower's assets. The Guarantor will not assert against the Lender any claim, defense or setoff available to the Guarantor against the Borrower.


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                  7. The Guarantor also hereby waives: (i) presentment, demand for payment, notice of dishonor or nonpayment, and protest of the Obligations;
(ii) notice of the acceptance hereof by the Lender and of the creation and existence of all Obligations; and (iii) notice of any amendment to or modification of any of the terms and provisions of any Loan Documents. The Lender shall not be required to first resort for payment of the Obligations to the Borrower or any other persons or corporations, their properties or estates, or to any collateral, property, liens or other rights or remedies whatsoever.

                  8. Whenever, at any time or from time to time, the Guarantor shall make any payment to the Lender hereunder, the Guarantor shall notify the Lender in writing that such payment is made under this Guaranty for such purpose. If any payment applied by the Lender to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.

                  9. No payment by the Guarantor pursuant to any provision hereof shall entitle the Guarantor, by subrogation to the rights of the Lender or otherwise, to any payment by the Borrower or out of the property of the Borrower until all of the Obligations (including interest) and all reasonable costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect the Obligations and enforcing this Guaranty have been fully paid. The Guarantor will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the Guarantor as to any Obligations, or against any person liable therefor, or as to any collateral security therefor, unless and until all such Obligations shall have been fully paid and discharged.

                  10. This Guaranty shall constitute a continuing and irrevocable Guaranty, and the Lender may continue, without notice to or consent by the Guarantor, to make loans and extend other credit or financial accommodation to or for the account of the Borrower in reliance upon this Guaranty until written notice of revocation of this Guaranty shall have been received by the Lender from the Guarantor. Any such notice of revocation shall not affect this Guaranty in relation to any Obligations then existing or created thereafter pursuant to any previous commitment of the Lender to the Borrower, or any extensions or renewals of any such Obligations, and as to all such Obligations and extensions or renewals thereof, this Guaranty shall continue effective until the same have been fully paid with interest.

                  11. This Guaranty shall be binding upon the successors and assigns of the Guarantor, and shall inure to the benefit of the successors and assigns of the Lender.


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                  12. The Guarantor irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the State of Indiana or in the Courts of the United States located in such State, (ii) consents to the jurisdiction of each such court in any suit, action or proceeding, (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  13. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY OR ANY OTHER RELATED LOAN DOCUMENT TO WHICH THE GUARANTOR IS A PARTY.

                  IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.


                                    PRINCESA PARTNERS

                                    CONAMI, Inc., It's General Partner

                                    By
                                      ------------------------------------------
                                      Its President


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